                        [FRONT OF STOCK CERTIFICATE]

                                     TREX
                              MEDICAL CORPORATION
TXM

COMMON STOCK PAR     Incorporated under the laws of the   COMMON STOCK
VALUE $.01           State of Delaware
                                                          CUSIP 89531R 10 1
                                                          SEE REVERSE SIDE FOR
                                                          CERTAIN DEFINITIONS


This certifies that




is the owner of


    FULLY PAID AND NON-ACCESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                            TREX MEDICAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provision of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:



                        [    Trex Medical Corporation ]
                        [         Corporate Seal      ]



Secretary                                  President and Chief Executive Officer

                          [BACK OF STOCK CERTIFICATE]

                           TREX MEDICAL CORPORATION

     This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitation or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants        UNIF GIFT MIN ACT - _________ Custodian ___________
           in common                              (Cust)                 (Minor)
TEN ENT  - as tenants by the entities             under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of         Act _______________________
           survivorship and not as                        (State)
           tenants in common

       Additional abbreviations may also be used though not in the above list.

     For value received, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

____________________________________________________________ Shares of the Stock

represented by the within Certificate, and do hereby irrevocably constitute and appoint
            --------------------------------------------------------------------

________________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named
Corporation with full power of substitution in the premises.


Dated ___________________________                 ______________________________
                                                           Signature

                                           _____________________________________
                                           THE SIGNATURES TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE CERTIFICATE
                                           IN EVERY PARTICULAR WITHOUT
                                           ALTERATION OR ENLARGEMENT OR ANY
                                           CHANGE WHATSOEVER.